UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 1, 2023
Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657		36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837
(Address of principal executive offices)			(Zip Code)

407 826-5050
Registrant's telephone number, including area code
_________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 1, 2023, Tupperware Brands Corporation (the “Company”) received a notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) indicating the Company is not in compliance with Sections 802.01B and Section 802.01C of the NYSE Listed Company Manual because (i) the Company’s average global market capitalization over a consecutive 30 trading-day period was less than $50 million and, at the same time, its last reported stockholders’ equity was less than $50 million, and (ii) the average closing price of the Company’s common stock was less than $1.00 over a consecutive 30 trading-day period. The Notice has no immediate effect on the listing of the Company’s common stock. The Company reported its anticipated receipt of notice of these deficiencies in its Current Report on Form 8-K dated May 30, 2023.

The Company intends to notify the NYSE within ten business days of receipt of the Notice of its intent to cure the above-referenced deficiencies and return to compliance with the NYSE continued listing standards. Under NYSE rules, the Company has 45 days from the receipt of the Notice to submit a business plan advising the NYSE of definitive action the Company has taken, or is taking, which would bring the Company into compliance with the minimum global market capitalization listing standard, taking into consideration the stock price deficiency, within 18 months of receipt of the Notice. The Company intends to develop and submit this business plan within the required timeframe, and to identify measures that are in the best interests of the Company and its stockholders. The NYSE will review the business plan and determine whether the Company has made a reasonable demonstration of an ability to conform to the relevant standards in the applicable cure period. If the NYSE accepts the proposed business plan, the Company’s common stock will continue to be listed and trade on the NYSE during the applicable cure periods, subject to the Company’s compliance with other NYSE continued listing standards and continued quarterly monitoring by the NYSE of the Company’s progress with respect to its business plan. If the business plan is not submitted on a timely basis or, after review, is not accepted by the NYSE, the NYSE could initiate delisting proceedings. With regards to the stock price standard, the Company can regain compliance at any time within the six-month period following receipt of the Notice if on the last trading day of any calendar month during the cure period (or the last trading day of the cure period) the Company has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the prior 30 trading-day period.

In addition, as previously disclosed on the Company’s Current Report on Form 8-K dated April 7, 2023, the Company received written notice from the NYSE on April 3, 2023 indicating that the Company was not in compliance with Section 802.01E of the NYSE Listed Company Manual, as a result of the Company’s failure to timely file its Form 10-K for fiscal year 2022 (the “Form 10-K”) with the Securities and Exchange Commission (the “SEC”). In connection with the April notice, the Company notified the NYSE that it intends to file the Form 10-K within the six-month cure period following the Form 10-K filing due date. The Company currently expects to file with the SEC its Form 10-K by mid-July 2023, and its Form 10-Q for the first fiscal quarter of 2023 (the “Form 10-Q”) by early September 2023; however, there can be no assurance that either the Form 10-K or Form 10-Q will be filed by such dates. The Company previously disclosed on Current Reports on Form 8-K dated March 16, 2023, April 7, 2023 and May 8, 2023 that it has identified multiple prior period misstatements and material weaknesses in internal control over financial reporting for the periods covered by the Form 10-K, and it is continuing its work to finalize its financial close process for fiscal year 2022, including the restatement of its previously issued financial statements, and the identification, quantification, and remediation of material weaknesses, as applicable.

On June 7, 2023, the Company issued a press release regarding receipt of the Notice. The press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

Statements contained in this filing that are not historical fact and use predictive words such as “estimates”, “approximate”, “indicates”, “expects”, “believe", “anticipate”, “intend”, “project”, “designed”, “target”, “plans”, “may”, “will”, “endeavor”, “are confident”, “should”, “would”, “could” and similar words are forward-looking statements. These forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein. This Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to the Company’s ability to regain compliance with the NYSE’s continued listing standards, the Company’s ability to cure its global market capitalization deficiency, the Company’s ability to cure its stock price deficiency, and the timing of the completion of the audit of the Company’s consolidated financial statements, filing of the Form 10-K and restatement of historical financial statements, the extent to which the Form 10-K when filed will disclose results that differ materially from preliminary results previously released, and filing of the Form 10-Q. Such forward-looking statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: whether the Company will identify additional errors in previously issued financial statements, the trading price of the Company’s common stock, whether the NYSE will approve the Company’s business plan, whether the Company will successfully implement the business plan, and other risks identified in the Company’s most recent filing on Form 10-K and other SEC filings, all of which are available on the Company’s website. The Company does not intend to update forward-looking information unless otherwise required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Tupperware Brands Corporation dated June 7, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION
(Registrant)

Date:	June 7, 2023	By:	/s/ Karen M. Sheehan
Karen M. Sheehan
Executive Vice President, Chief Legal Officer & Secretary